Hamilton Lane Credit Income Fund

Consolidated Schedule of Investments

June 30, 2026 (Unaudited)

Investments - 98.8%	Footnotes	Investment Type	Interest rate	Reference Rate	Spread	Maturity Date	Principal Amount	Cost†	Fair Value
Direct Credit - 73.6%^
North America - 73.6%
Commercial Services and Supplies - 6.3%
Area Wide Protective (Kohlberg)	1,3,5,11	Revolving Loan	8.90%	3M SOFR	5.25%	12/22/2029	$1,364,209	$349,552	$349,283	#
Area Wide Protective (Kohlberg)	1,3,5,11	Term Loan	9.56%	3M SOFR	5.25%	12/22/2029	8,660,192	8,598,399	8,596,972	#
PestCo, LLC.	1,5,11	Delayed Draw Term Loan	8.41%	3M SOFR	4.75%	8/6/2030	835,738	832,098	832,973	#
PestCo, LLC.	2,5,11	Revolving Loan	10.50%	U.S. Prime	3.75%	8/6/2030	335,570	90,835	90,638	#
PestCo, LLC.	1,5,11	Term A Loan	8.41%	3M SOFR	4.75%	8/6/2030	3,796,812	3,779,956	3,784,251	#
Total Commercial Services and Supplies									13,654,117

Communication Services - 2.0%
Syndigo, LLC.	1,6,11	Initial Term Loan	8.67%	3M SOFR	5.00%	9/2/2032	4,385,545	4,364,242	4,312,122	#
Syndigo, LLC.	1,3,6,11	Revolving Credit Loan	8.67%	3M SOFR	5.00%	9/2/2032	592,417	91,932	84,893	#
Total Communication Services									4,397,015

Consumer Discretionary - 3.2%
Fabletics, Inc.	1,3,7,11	Delayed Draw Term Loan	11.16%	3M SOFR	7.50%	10/31/2030	100,236	31,659	31,589	#
Fabletics, Inc.	1,7,11	Initial Term Loan	11.16%	3M SOFR	7.50%	10/31/2030	2,518,750	2,495,353	2,516,987	#
GGG Midco, LLC.	1,3,6,11	Delayed Draw Term Loan	8.41%	3M SOFR	5.00%	4/1/2033	1,785,000	236,508	236,614	#
GGG Midco, LLC.	1,3,4,11	Revolving Loan	0.50%			4/1/2033	875,000	(8,445)	(8,400	)#
GGG Midco, LLC.	1,6,11	Term Loan	8.39%	3M SOFR	4.75%	12/20/2027	4,340,000	4,302,379	4,298,336	#
Total Consumer Discretionary									7,075,126

Distribution Services - 0.9%
Apex Service Partners, LLC.	1,3,5,11	Third Amendment Incremental Delayed Draw Term Loan	8.48%	3M SOFR	4.75%	10/24/2030	5,000,000	1,887,770	1,892,318	#

Diversified Consumer Services - 2.0%
Med Learning Group, LLC.	1,3,4,11	Fifth Amendment Delayed Draw Term Loan	1.00%			12/30/2027	520,833	-	(1,458	)#
Med Learning Group, LLC.	1,5,11	Fifth Amendment Term Loan	9.48%	1M SOFR	5.75%	12/30/2027	4,434,375	4,410,345	4,421,927	#
Total Diversified Consumer Services									4,420,469

Food Products - 3.5%
Frozen Garlic Bread Holdings, Inc.	1,3,4,11	Delayed Draw Term Loan	0.50%			2/6/2032	1,456,311	(7,045)	(6,990	)#
Frozen Garlic Bread Holdings, Inc.	1,3,6,11	Revolving Credit Loan	8.48%	3M SOFR	4.75%	2/6/2032	970,874	53,556	53,592	#
Frozen Garlic Bread Holdings, Inc.	1,6,11	Initial Term Loan	8.48%	3M SOFR	4.75%	2/6/2032	7,553,883	7,517,070	7,517,625	#
Total Food Products									7,564,227

Healthcare Providers and Services - 16.3%
Dane Street (Quad-C)	1,3,4,11	Delayed Draw Term Loan	1.00%			3/24/2033	3,375,000	(32,527)	(32,400	)#
Dane Street (Quad-C)	1,3,4,11	Revolving Loan	0.50%			3/24/2033	1,562,500	(15,061)	(15,000	)#
Dane Street (Quad-C)	1,11	Term Loan	8.24%	3M SOFR	4.50%	3/24/2033	7,562,500	7,488,957	7,489,900	#
Envision Management Holding, Inc.	1,3,5,11	Delayed Draw Term Loan	9.14%	1M SOFR	5.50%	12/31/2030	846,219	645,399	644,036	#
Envision Management Holding, Inc.	1,5,11	Initial Term Loan	9.14%	1M SOFR	5.50%	12/30/2032	4,129,733	4,070,911	4,072,600	#
IVX Health Holdings, LLC.	1,3,4,11	Revolving Loan	0.50%			6/7/2030	826,617	(7,970)	(7,936	)#
IVX Health Holdings, LLC.	1,5,11	Second Amendment Term Loan	8.73%	3M SOFR	5.00%	6/7/2030	9,150,449	9,061,649	9,062,385	#
Medrina, LLC.	1,3,5,11	Second Amendment Incremental Delayed Draw Term Loan	9.66%	1M SOFR	6.00%	10/20/2029	2,942,084	1,548,954	1,545,934	#
Medrina, LLC.	1,5,11	Second Amendment Incremental Term Loan	9.64%	1M SOFR	6.00%	10/20/2029	5,027,368	4,962,452	4,958,320	#
TEAM Services Group, LLC.	1,11	Initial Term Loan	8.98%	3M SOFR	5.25%	12/20/2027	8,000,000	7,913,120	7,904,000	#
Total Healthcare Providers and Services									35,621,839

Industrials - 19.4%
Blue Sky Buyer	1,3,6,11	Revolving Credit Loan	8.31%	1M SOFR	4.50%	2/28/2033	2,184,466	1,075,359	1,070,097	#
Blue Sky Buyer	1,6,11	Term Loan	8.35%	3M SOFR	4.50%	2/28/2033	12,783,495	12,752,692	12,721,981	#
Frazier & Deeter Advisory, LLC.	1,3,6,11	2026 Incremental Delayed Draw Term Loan	8.16%	3M SOFR	4.50%	5/2/2032	11,250,000	4,109,404	4,096,125	#
Prestige Employee Administrators, LLC.	1,3,4,11	First Amendment Delayed Draw Term Loan	1.00%			1/14/2030	4,158,568	(52,760)	(38,675	)#
Prestige Employee Administrators, LLC.	1,8,11	First Amendment Incremental Term Loan	8.17%	3M SOFR	4.50%	1/14/2030	7,585,921	7,485,122	7,515,194	#
Talent Worldwide Inc.	1,5,11	Closing Date Term Loan	9.23%	1M SOFR	5.50%	1/16/2031	13,930,000	13,831,920	13,740,076	#
Talent Worldwide Inc.	1,3,5,11	Revolving Loan	9.23%	1M SOFR	5.50%	1/16/2031	1,000,000	493,013	486,400	#
Vensure Employer Services, Inc.	1,3,4,11	Amendment Number 2 Delayed Draw Term Loan	0.50%			9/26/2031	7,086,667	(66,801)	(66,615	)#
Vensure Employer Services, Inc.	1,9,11	Initial Term Loan	8.73%	3M SOFR	5.00%	9/26/2031	2,899,584	2,874,083	2,872,259	#
									42,396,842
Information Technology Services - 6.0%
Igloo Group Parent	1,5,11	Initial Term Loan	8.73%	3M SOFR	5.00%	12/23/2031	4,937,500	4,866,428	4,868,931	#
Innovative Systems, LLC.	1,3,6,11	Delayed Draw Term Loan	8.48%	3M SOFR	4.75%	8/20/2032	1,363,636	260,165	253,227	#
Innovative Systems, LLC.	1,6,11	Initial Term Loan	8.48%	3M SOFR	4.75%	8/20/2032	3,181,818	3,151,955	3,136,318	#
Innovative Systems, LLC.	1,3,4,11	Revolving Loan	0.50%			8/20/2032	454,545	(4,177)	(6,500	)#
Penncomp, LLC.	1,10,11	Second Amendment Term Loan	8.89%	1M SOFR	5.25%	4/17/2030	4,975,000	4,941,709	4,952,058	#
Total Information Technology Services									13,204,034

Pharmaceuticals - 2.1%
NS and Associates, LLC.	1,5,11	New Term A Loan	8.66%	3M SOFR	5.00%	8/6/2030	4,553,503	4,512,419	4,513,017	#
NS and Associates, LLC.	2,4,11	Revolving Loan	10.75%	U.S. Prime	4.00%	8/6/2030	412,088	(3,617)	(3,069	)#
Total Pharmaceuticals									4,509,948

Professional Services - 4.0%
KAMC Holdings, Inc.	1,6,11	Initial Term Loan	8.91%	3M SOFR	5.25%	8/1/2031	4,531,934	4,470,035	4,398,815	#
KAMC Holdings, Inc.	1,3,6,11	Revolving Credit Loan	8.91%	3M SOFR	5.25%	8/1/2031	445,293	108,546	101,457	#
Harris & Co., LLC.	1,5,11	Delayed Draw Term B Loan	8.90%	1M SOFR	5.25%	8/9/2030	3,079,307	3,079,307	3,067,267	#
Harris & Co., LLC.	1,3,5,11	Delayed Draw Term C Loan	8.90%	1M SOFR	5.25%	8/9/2030	1,549,863	1,161,830	1,165,882	#
Harris & Co., LLC.	1,3,4,11	Revolving Loan	0.50%			8/9/2030	334,269	(2,151)	(1,304	)#
Total Professional Services									8,732,117

Software - 0.7%
Dealer Services Network, LLC.	1,5,11	Fourth Amendment Incremental Term Loan	9.15%	3M SOFR	5.50%	2/9/2027	1,550,154	1,536,998	1,534,652	#

Trading Companies and Distributors - 7.2%
Lehr Upfitters, LLC.	1,10,11	Delayed Draw Term Loan	8.48%	1M SOFR	4.75%	9/19/2029	483,333	478,766	480,288	#
Lehr Upfitters, LLC.	1,10,11	Original Term Loan	8.48%	1M SOFR	4.75%	9/19/2029	4,089,315	4,062,966	4,063,487	#
Lehr Upfitters, LLC.	1,3,4,11	Revolving Loan	0.50%			9/19/2029	500,000	(3,155)	(3,150	)#
Lindstrom, LLC.	1,3,4,6,11	Initial Revolving Credit Loan	0.50%			12/30/2032	643,087	(9,007)	(8,939	)#
Lindstrom, LLC.	1,6,11	Initial Term Loan	9.23%	3M SOFR	5.50%	12/30/2032	4,346,021	4,284,130	4,285,460	#
Radwell Parent, LLC.	1,5,11	2024 Delayed Draw Term Loan	8.48%	3M SOFR	4.75%	4/7/2030	507,222	506,016	504,832	#
Radwell Parent, LLC.	1,3,5,11	2026 Delayed Draw Term Loan Commitments	8.48%	3M SOFR	4.75%	4/7/2030	2,633,032	62,628	62,671	#
Radwell Parent, LLC.	1,3,5,11	Revolving Loan	8.44%	3M SOFR	4.75%	4/7/2030	498,040	131,637	130,470	#
Radwell Parent, LLC.	1,5,11	Initial Term Loan	8.48%	3M SOFR	4.75%	4/7/2030	4,177,283	4,167,346	4,157,599	#
Radwell Parent, LLC.	1,5,11	First Amendment Incremental Term Loan	8.48%	3M SOFR	4.75%	4/7/2030	2,166,487	2,161,334	2,156,278	#
Total Trading Companies and Distributors									15,828,996
Total North America									160,831,700
Total Direct Credit (Cost $145,109,276)									160,831,700

		Acquisition
		Date	Cost†	Fair Value
Partnership Investments - 24.3%
North America - 24.3%
Diversified Financials - 24.3%
Audax Direct Lend L.P. Solutions Fund CV-A	*12,13,14,15	4/28/2026	19,562,484	20,046,016
BSP Debt Fund IV CV, L.P.	*12,13,14,15	8/26/2025	4,840,524	4,891,547
Crescent Credit Solutions VII-A CV, L.P.	*12,13,14,15	12/30/2025	8,885,442	10,105,883
Crescent Private Credit Income Corp.	*12,13,14	5/1/2026	10,000,000	10,000,000
Great Lakes III Unitranche Portfolio	*12,13,14,15	9/11/2025	4,066,679	3,677,814
TPG Twin Brook Direct Lending Continuation Fund I, L.P.	*12,13,14,15	12/30/2025	4,442,064	4,379,443
Total Diversified Financials				53,100,703
Total North America				53,100,703
Total Partnership Investments (Cost $32,234,709)				53,100,703

	Interest rate	Principal	Shares	Shares	Fair Value
Short Term Investments - 0.9%
UMB Bank, Money Market Special II Deposit Investment	3.43%[16]	1,972,829	N/A	1,972,829	1,972,829

Total Investments (Cost $214,856,210)					215,905,232
Other assets in excess of liabilities - 1.2%					2,562,282
Total Net Assets - 100%					$218,467,514

^	Direct Investments are private investments directly into the equity or debt of selected operating companies. Investments do not issue shares except where listed.
†	Cost represents amortized cost.
#	The fair value of the investment was determined using significant unobservable inputs.
*	Investment is non-income producing.

[1]	Investments bear interest at rates that may be determined by reference to Secured Overnight Financing Rate (“SOFR”), which generally reset periodically. For each such investment, the Fund has provided the reference rate used and the spread and the current contractual interest rate in effect at June 30, 2026. The interest rate disclosed is based on the reference rate as of the last reset date which may differ from the reference rate as of June 30, 2026. As of June 30, 2026, effective rates for 1 Month SOFR and 3 Month SOFR are 3.66% and 3.68%, respectively. For companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of June 30, 2026. Certain investments are subject to a SOFR floor and have been provided.
[2]	Investments bear interest at rates that may be determined by reference to United States Prime Rate (“U.S. Prime”), which generally reset periodically. For each such investment, the Fund has provided the reference rate used and the spread and the current contractual interest rate in effect at June 30, 2026. The interest rate disclosed is based on the reference rate as of the last reset date which may differ from the reference rate as of June 30, 2026. As of June 30, 2026, effective rate for U.S. Prime is 6.75%. For companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of June 30, 2026. Certain investments are subject to a floor and have been provided.
[3]	Investment has an unfunded commitment balance. For private credit investments, unamortized capitalized fees reduce cost basis and may result in a negative cost. A negative fair value may result from the unfunded commitment being valued below par. The private credit investment may be subject to an unfunded commitment fee.
[4]	Unfunded commitment. Interest reflects the unfunded commitment fee rate.
[5]	Interest rate on funded balance is subject to a floor of 1.00%.
[6]	Interest rate on funded balance is subject to a floor of 0.75%.
[7]	Interest rate on funded balance is subject to a floor of 2.00%.
[8]	Interest rate on funded balance is subject to a floor of 1.25%.
[9]	Interest rate on funded balance is subject to a floor of 0.50%.
[10]	Interest rate on funded balance is subject to a floor of 1.50%.
[11]	All or a portion of this security is held through HL CIF Holdings Direct L.P.
[12]	All or a portion of this security is held through HL CIF Holdings L.P.
[13]	Restricted Security. Investments generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of April 2, 2026 was $53,100,703, or 24.3% of net assets.
[14]	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
[15]	Investment has been committed to but has not been fully funded by the Fund. Total unfunded commitments on Partnership Investments amount to $4,925,083 as of June 30, 2026.
[16]	The rate is the annualized seven-day yield at year end.

See accompanying Notes to Consolidated Schedule of Investments.

Hamilton Lane Credit Income Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2026 (Unaudited)

Note 1 – Fair Value of Financial Instruments

Hamilton Lane Credit Income Fund, (the “Fund”) values its investments at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities.

Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) (“Rule 2a-5”), establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Effective September 24, 2025, and pursuant to the requirements of Rule 2a-5, the Fund’s board of trustees (“Board”) designated Hamilton Lane Advisors, L.L.C. (the “Adviser”), as its valuation designee (in such capacity, the “Valuation Designee”) to perform fair value determinations and approved new valuation procedures for the Fund.

The Fund’s investments are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these investments at estimated fair values, using present value and other subjective valuation techniques. In determining the fair value of an investment for which there are no readily available market quotations, the Valuation Designee may consider pre-acquisition and annual financial reporting summaries from a private fund, holding vehicle or other investment vehicle (collectively, a “Portfolio Fund”) comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions.

Certain Portfolio Funds and direct investments are valued based on the latest net asset value (“NAV”) reported by the third-party fund manager or general partner. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946. In cases where the NAV of the private investment is not available as of the measurement date, the Valuation Designee estimates NAV based upon the most recent NAV provided from the third-party manager or general partner, as adjusted for other information available at the time the portfolio is valued. Such adjustments may include adjustments for additional capital contributions or distributions, as well as market adjustments determined by the Valuation Designee based upon the returns of public market indices and the historical alignment of such public market indices against private indices of a similar strategy to the investment.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

Under the Fund’s valuation procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board. The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

Hamilton Lane Credit Income Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS – Continued

June 30, 2026 (Unaudited)

Note 2 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices (unadjusted) are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs other than quoted prices available in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in Portfolio Funds.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Fund’s investments in Portfolio Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Portfolio Fund as reported by the administrators and/or investment managers of the underlying Portfolio Funds. All valuations utilize financial information supplied by each Portfolio Fund and are net of management and incentive fees or allocations payable to the Portfolio Fund’s managers or pursuant to the Portfolio Fund’s agreements. The Fund’s valuation procedures require the Valuation Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Portfolio Fund’s compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund’s financial statements.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no ready market, has been estimated by the respective Portfolio Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2026, in valuing the Fund’s assets and liabilities carried at fair value:

	Level I	Level II*	Level III	Total
Assets
Investments
Direct Equity	$-	$-	$160,831,700	$160,831,700
Short Term Investments	1,972,829	-	-	1,972,829
Total Investments	$1,972,829	$-	$160,831,700	$162,804,529

*The Fund did not hold any Level II securities as of June 30, 2026.

Certain portfolio investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $53,100,703 are excluded from the fair value hierarchy as of June 30, 2026.